                                                                         Capital
                                                                    Appreciation
                                                                           Trust


                          [PICTURE LOGO APPEARS HERE]


                       The Intelligent Creation of Wealth


                                 Annual Report
                           And Investment Performance
                           Review For the Year Ended
                                August 31, 2001



                                [HERITAGE LOGO]

                              --------------------
                              Capital Appreciation
                                    Trust/TM/
                              --------------------

                                                                October 6, 2001

Dear Fellow Shareholder:

We at Heritage Asset Management join with the rest of the nation to offer our condolences to those who have suffered as a result of the recent terrorist activity. Though deeply saddened by these events, we have found solace in the resilience and strength shown by the American people and our allies. We are confident that the spirit of America will persevere, and look forward to a better economy in the days ahead.

Although performance of the Fund suffered during the market's continued decline over the past year, the Fund outperformed the Standard & Poor's 500 Composite Stock Price Index (the "Index") on a relative basis with Class A, B, and C shares delivering returns of -18.48%, -19.01% and -19.02%, respectively*, versus the Index's return of -24.39%. This was attributable to investments in consumer discretionary, food and beverage, and insurance stocks, and to an underweighting in the technology sector.

Below are the long-term performance results for your Fund (updated through August 31, 2001). All returns are shown net of all expenses and front-end or contingent deferred sales charges, as applicable.**

                                      Average Annual Total Return**
                        ----------------------------------------------------------
Ended August 31, 2001   One Yr.   Three Yr.   Five Yr.   Ten Yr.   Life of Class**
---------------------   -------   ---------   --------   -------   ---------------
Class A .............   -22.35%    +12.41%     +18.17%   +15.70%       +13.52%
Class B .............   -22.25%    +12.73%        N/A       N/A        +11.31%
Class C .............   -19.02%    +13.52%     +18.61%      N/A        +17.91%

In the letter that follows, Herb Ehlers, portfolio manager for the Heritage Capital Appreciation Trust, comments in further detail on the performance of your Fund. I hope you find his remarks helpful in understanding how your Fund's investment portfolio is managed.

On behalf of Heritage, I thank you for your continuing support of the Heritage Capital Appreciation Trust. Please call your financial advisor or Heritage at
(800) 421-4184 if you have any questions.

                                       Sincerely,

                                       /s/ Richard K. Riess

                                       Richard K. Riess
                                       President

---------------
* These returns are calculated without the imposition of front-end or contingent deferred sales charges.

** Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance numbers reflect the current maximum front-end sales load for Class A shares of 4.75%. These numbers also reflect a contingent deferred sales charge (CDSC) on Class B shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSC for Class C shares is charged on redemptions made within 12 months of purchase. Class A, B and C shares were first offered on December 12, 1985, January 2, 1998 and April 3, 1995, respectively.

                                                                 October 4, 2001

Dear Fellow Shareholders:

We hope this letter finds you, your families and your friends safe. The tragic events of September 11th have affected us all in some way or another and our hearts and prayers go out to all of the victims and their families. We appreciate how fortunate we have been that all of our people at Goldman Sachs are safe and our facilities have not been affected. Importantly, we recognize that we owe an enormous debt to our firemen, policemen, rescue workers, doctors, nurses and others who have been so brave and selfless in the face of great danger and great need. We want you to know that we at Goldman Sachs are committed to emerging from this crisis stronger and better than we were before.

We considered whether it was appropriate to do our "usual" letter, given everything that has happened. Upon reflection, however, we realized that many people have written and spoken much more eloquently on the tragedy than we could. In addition, we believe that the time to write about it from a meaningful perspective will be later, when we can better understand the effects that the disaster and our response to it will have had on the economy and the stock market. Finally, we agree with President Bush and Mayor Giuliani that it is time to get back to work and carry on with business to the best of everyone's ability. Therefore, with your indulgence and, we hope, understanding, we have decided that it is indeed appropriate to write our "usual" letter.

The performance results for the Heritage Capital Appreciation Trust ("HCAT" or the "Fund") for the fiscal year ended August 31, 2001 continued to be strong on a relative basis but challenging on an absolute basis. Another way of expressing this is with the well-known phrase, "I have good news and bad news." First the good news. Our Fund's Class A shares have outperformed the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") by 5.9%* for the fiscal year ended August 31, 2001. Now for the bad news, which you have probably already figured out. Even though our Fund outperformed the S&P 500 by almost six full percentage points for the fiscal year, we still lost money. As I am a large shareholder of our Fund, I would much prefer to underperform the S&P 500 and make money. However, there is a positive side to the decline in our Fund's shares. For the long-term investor who does not need to liquidate any HCAT shares to meet short-term obligations, a decline in per-share value may provide a wonderful opportunity to purchase shares at attractive prices. On a personal note, I purchased additional HCAT shares on three different days in September as the share price declined. I am a believer in the outstanding companies in our portfolio, especially at the valuations which "Mr. Market" is placing on them.

Our Fund's Class A shares value was down 18.48%* compared to a decline of 24.39% for the S&P 500. For the three years ended August 31, 2001, our Fund's Class A shares value increased at an annual rate of 14.24%* per year compared to 7.14% for the S&P 500, and ranked in the top 34% (based on a quantitative measure of risk-adjusted returns) of the Morningstar Inc. Large Blend peer group.(a) For the five years ended August 31, 2001, our Fund's Class A shares value increased at an annual rate of 19.33%* per year compared to 13.33% for the S&P 500. HCAT's Class A shares received a five star rating(b) from Morningstar Inc. overall and for the 5 years and 10 year periods ended August 31, 2001. These shares also received a four star rating for the 3 year period ended August 31, 2001. These ratings are based on risk and performance scores for the Fund compared to a universe of 4,583 (3 year), 2,861 (5 year) and 874 (10 year) domestic equity funds, respectively.

---------------
  * Calculated without the imposition of either front-end or contingent deferred sales charge.

(a) Morningstar, Inc. performance rankings for the Heritage Capital Appreciation Trust Class A shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar shows how well a fund has balanced risk and return relative to other funds in the same category. For the 1, 3, 5 and 10 years periods ended August 31, 2001, HCAT's Class A shares have been ranked in the top 17%, 34%, 26% and 52% in a universe of 945, 667, 391 and 134 large blend funds. The performance numbers used for the Fund did not take into account front-end sales charges. Past performance is no guarantee of future results.

(b) Morningstar, Inc. brings both performance and risk together into one evaluation. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund by Morningstar, Inc. did take into account front-end sales charges. Past performance is no guarantee of future results.

My usual words of caution regarding future returns have unfortunately finally come to fruition. We all knew that at some time the market would decline, we just didn't know when. This should not be surprising since our Fund and the market enjoyed annual returns for the last five years that were significantly above historical returns of the market. While negative performance is never fun, it is part of what comes with the territory of equity investing. Fortunately, for long-term investors, HCAT's performance for the past three and five years has really been terrific on both an absolute and relative basis (compared to both the S&P 500 and the Morningstar peer group), which tends to mitigate the recent decline. Of course, my purchases of HCAT shares this year, as would be the case for other shareholders who also purchased shares in the past year, are currently at a loss. Obviously the long-term record hasn't helped these recent share purchases. Notwithstanding these short-term losses, when I review all the companies in the Fund's portfolio I am optimistic regarding their long-term outlook.

Let's all keep in mind that investing is a marathon, not a sprint. Performance plays out over very long periods of time. Now that the Fund's absolute performance and the stock market returns aren't quite so impressive, we should still feel comfortable that our Fund owns what we believe to be good companies -- leaders in their industries in many cases and with excellent management. Over the long-term, we believe our Fund's portfolio of companies should be able to achieve increased earnings, high returns on capital, and increased value. If so, over the long-term, the stocks of these companies should produce reasonable returns. It's for these reasons, as well as the attractive valuations of these companies, that I personally purchased substantial additional HCAT shares in September.

During the twelve months ended August 31, 2001, our Fund benefited from its holdings in various growth industries including computer services (+26.3%); publishing (+12.3%); other consumer discretionary (+44.6%); foods (+37.7%); beverages (+11.7%); and insurance (+38.2%). Fortunately, our Fund had a significant underweighting in the technology sector, which as you know, has been a disaster (is there any other way to say it?!) for the past 18 months.

Our Fund had nine stocks which were up over 30% in the past fiscal year. These stocks were: Freddie Mac and Fannie Mae, which provide a secondary market for the home mortgage industry; Cendant, the consumer and business services company that operates in travel services and real estate services; Ambac Financial, which is the second largest municipal bond/guarantor; Sabre Group, a technology leader in the travel business that owns 70% of Travelocity.com; Entravision, which owns Spanish radio and Spanish television stations; Wrigley, the world's leading provider of chewing gum; and Travelocity.com, which is a leader in online travel.

As you would expect, our Fund also owns a number of stocks, primarily in the media, entertainment and communications industries, which have sharply declined in the past fiscal year. Indeed some of our largest positions experienced the sharpest declines: AOL Time Warner (-28.9%); Viacom (-37.0%); Schwab (-67.3%); Echostar Communications (-42.2%); Crown Castle (-70.6%); Liberty Media (-28.9%); Sprint PCS (-50.3%) and Univision (-32.4%) led the parade to the downside. These stocks all have two essential characteristics in common. First, we believe they are all great businesses with great managements and meet almost all of our strategic criteria for an outstanding long-term growth company. Second, we not only continue to own these stocks but have purchased additional shares from time to time. We believe these stocks could be the next generation of turtles in the portfolio. For new shareholders, I am referring to the turtle that won the well-known race with the hare.

Our Fund's portfolio continues to emphasize broadcasting, communications services, entertainment, specialty financial services, gaming and travel. We continue to invest in the strong franchises within these industries. We believe that these sectors of the economy should continue to prosper as the economy grows during the next decade. Notwithstanding the horrific events on September 11, and the ongoing war on terrorism, we remain long-term bullish on America and the stock market. Over a long time horizon, stocks have produced excellent results compared to inflation and most other investment alternatives.

We would like to end this letter with an excerpt from a message our Chairman, Hank Paulson, sent to all of Goldman Sachs.

"Today is a beautiful, sunny day in New York, much like the day that began Tuesday, September 11. But as we all know, much has changed since then. Most of us have been touched by these events in very personal ways. Many of us know someone -- in some cases friends or loved ones -- who were victims of this barbaric attack. Our hearts and prayers go out to all of the victims and their families -- the crew and passengers of the hijacked aircraft, the people who worked in the buildings in New York and Washington, and the brave and selfless professionals who came to their rescue. We ask God for comfort, wisdom, understanding, and strength in the days ahead."

                                        Sincerely,

                                        /s/ Herbert E. Ehlers

                                        Herbert E. Ehlers

                                        Managing Director
                                        Goldman Sachs & Co.

                                        Chief Investment Officer
                                        Growth Equity Strategy
                                        Goldman Sachs Asset Management

                                    [Chart]
                         Growth of a $10,000 investment
         since September 1, 1991 of Heritage Capital Appreciation Trust
                                 Class A Shares

                Heritage        Standard
                Capital         & Poor's 500
                Appreciation    Composite Stock
                Trust           Price Index
                ------------    ---------------
Sep. 1991       $ 9,525         $10,000
Aug. 1992       $10,552         $10,792
Aug. 1993       $13,266         $12,433
Aug. 1994       $14,205         $13,113
Aug. 1995       $15,747         $15,923
Aug. 1996       $17,762         $18,907
Aug. 1997       $23,732         $26,596
Aug. 1998       $28,823         $28,750
Aug. 1999       $40,690         $40,199
Aug. 2000       $52,711         $46,762
Aug. 2001       $42,971         $35,354

                         Average Annual Total Returns*
                         -----------------------------
                        1 Year: (22.35)% 5 Year: 18.17%
                                10 Year: 15.70%

            Past performance is not predictive of future performance

                                    [Chart]
                         Growth of a $10,000 investment
             since inception of Heritage Capital Appreciation Trust
                       Class B Shares on January 2, 1998

                Heritage        Standard &
                Capital         Poor's 500
                Appreciation    Composite Stock
                Trust           Price Index
                ------------    ---------------
Jan. 1998       $10,000         $10,000
Feb. 1998       $10,961         $10,840
Aug. 1998       $10,284          $9,962
Feb. 1999       $13,328         $12,980
Aug. 1999       $14,426         $13,929
Feb. 2000       $17,609         $14,502
Aug. 2000       $18,573         $16,203
Feb. 2001       $16,588         $13,313
Aug. 2001       $14,741         $12,250

                         Average Annual Total Returns*
                         -----------------------------
                                1 Year: (22.25)%
                         Life of Class B Shares: 11.31%
            Past performance is not predictive of future performance
---------------
* Average annual returns for Heritage Capital Appreciation Trust Class A and B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $15,041. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                    [Chart]
                         Growth of a $10,000 investment
             since inception of Heritage Capital Appreciation Trust
                        Class C Shares on April 3, 1995

                Heritage        Standard &
                Capital         Poor's 500
                Appreciation    Composite Stock
                Trust           Price Index
                ------------    ---------------
Apr. 1995       $10,000         $10,000
Aug. 1995       $10,931         $11,346
Feb. 1996       $12,158         $13,085
Aug. 1996       $12,261         $13,472
Feb. 1997       $14,048         $16,509
Aug. 1997       $16,296         $18,951
Feb. 1998       $20,977         $22,292
Aug. 1998       $19,672         $20,486
Feb. 1999       $25,497         $26,692
Aug. 1999       $27,598         $28,644
Feb. 2000       $33,679         $29,823
Aug. 2000       $35,535         $33,320
Feb. 2001       $32,056         $27,377
Aug. 2001       $28,777         $25,192

                         Average Annual Total Returns*
                         -----------------------------
                        1 Year: (19.02)% 5 Year: 18.61%
                         Life of Class C Shares: 17.91%
            Past performance is not predictive of future performance

---------------
* Average annual returns for Heritage Capital Appreciation Trust Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                                       Market
Shares                                                                 Value
------                                                             ------------
Common Stocks--96.9% (a)
------------------------

Banks--1.4%
-----------
  104,400     State Street Corporation ..........................  $  5,069,664
                                                                   ------------
Beverages--3.0%
---------------
  228,000     PepsiCo, Inc. .....................................    10,716,000
                                                                   ------------
Broadcasting--12.0%
-------------------
  147,000     Cablevision Systems Corporation - Rainbow Media
                Group ...........................................     3,498,600
  135,000     Cablevision Systems Corporation, Class "A"* .......     6,304,500
   77,000     Clear Channel Communications, Inc.* ...............     3,870,790
  804,700     Liberty Media Corporation, Class "A"* .............    12,231,440
  282,000     Univision Communications, Inc. Class "A"* .........     8,412,060
  281,970     Westwood One, Inc. ................................     8,036,145
                                                                   ------------
                                                                     42,353,535
                                                                   ------------
Commercial Services--5.2%
-------------------------
  475,000     Cendant Corporation* ..............................     9,058,250
  265,110     Valassis Communications, Inc. .....................     9,390,196
                                                                   ------------
                                                                     18,448,446
                                                                   ------------
Computers--0.8%
---------------
  106,000     EMC Corporation ...................................     1,638,760
   79,000     McData Corporation, Class "A"* ....................     1,128,120
                                                                   ------------
                                                                      2,766,880
                                                                   ------------
Electric--2.2%
--------------
  237,600     AES Corporation ...................................     7,869,312
                                                                   ------------
Electrical Components & Equipment--0.9%
---------------------------------------
  170,000     Energizer Holdings, Inc.* .........................     3,003,900
                                                                   ------------
Entertainment--1.2%
-------------------
  249,760     Metro-Goldwyn-Mayer Inc.* .........................     4,245,920
                                                                   ------------
Financial Services--12.1%
-------------------------
  612,000     Charles Schwab Corporation ........................     7,625,520
  211,000     Fannie Mae ........................................    16,080,310
  257,000     Freddie Mac .......................................    16,160,160
   79,000     MBNA Corporation ..................................     2,746,040
                                                                   ------------
                                                                     42,612,030
                                                                    -----------
Food--0.6%
----------
   40,800     Wm. Wrigley Jr. Company ...........................     2,045,712
                                                                   ------------
Insurance--1.9%
---------------
  112,500     AMBAC Financial Group, Inc. .......................     6,660,000
                                                                   ------------
Internet--2.8%
--------------
  170,000     TMP Worldwide Inc.* ...............................     7,624,500
   56,170     VeriSign, Inc.* ...................................     2,305,778
                                                                   ------------
                                                                      9,930,278
                                                                   ------------
Leisure Time--4.0%
------------------
  290,000     Sabre Holdings Corporation* .......................    12,232,200
   74,180     Travelocity.com Inc.* .............................     1,774,386
                                                                   ------------
                                                                     14,006,586
                                                                   ------------
Lodging--8.1%
-------------
  775,000     Harrah's Entertainment, Inc.* .....................    22,149,500
  189,000     Starwood Hotels & Resorts Worldwide Inc. ..........     6,397,650
                                                                   ------------
                                                                     28,547,150
                                                                   ------------
Multimedia--12.6%
-----------------
   78,260     A.H. Belo Corporation, Class "A" ..................     1,427,462
  406,000     AOL Time Warner Inc.* .............................    15,164,100
  204,930     Entravision Communications Corporation, Class "A"*      2,485,801
  597,159     Viacom, Inc. Class "B"* ...........................    25,319,542
                                                                   ------------
                                                                     44,396,905
                                                                   ------------
Pharmaceuticals--6.4%
--  -----------------
  184,000     Bristol-Myers Squibb Company ......................    10,329,760
  324,800     Pfizer, Inc. ......................................    12,443,088
                                                                    -----------
                                                                     22,772,848
                                                                   ------------
Restaurants--1.5%
-----------------
  176,000     McDonald's Corporation ............................     5,285,280
                                                                   ------------
Retail--1.5%
------------
  151,000     Walgreen Company ..................................     5,186,850
                                                                   ------------
Software--6.3%
--------------
   59,000     First Data Corporation ............................     3,885,150
  320,000     Intuit, Inc.* .....................................    12,089,600
  110,000     Microsoft Corporation* ............................     6,275,500
                                                                   ------------
                                                                     22,250,250
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.


                                                                       Market
Shares                                                                 Value
------                                                             ------------
Telecommunications--12.4%
-------------------------
1,218,000     Crown Castle International Corporation*............  $ 12,411,420
  468,400     Echostar Communications Corporation, Class "A"*....    13,190,144
  174,900     QUALCOMM, Inc.*....................................    10,292,865
  174,000     Qwest Communications International.................     3,741,000
  170,000     Sprint Corporation (PCS Group)*....................     4,246,600
                                                                   ------------
                                                                     43,882,029
                                                                   ------------
Total Common Stocks (cost $301,004,316)..........................   342,049,575
                                                                   ------------

Repurchase Agreement with State Street Bank and Trust Company, dated August 31, 2001 @ 3.54% to be repurchased at $10,758,230 on
September 4, 2001, collateralized by $11,340,000 United States
Treasury Bonds, 5.250% due February 15, 2029, (market value
$10,976,072 including interest) (cost $10,754,000)...............    10,754,000
                                                                   ------------
Total Investment Portfolio
(cost $311,758,316)(b), 99.9% (a)................................   352,803,575
Other Assets and Liabilities, net, 0.1% (a)......................       440,769
                                                                   ------------
Net Assets, 100.0%...............................................  $353,244,344
                                                                   ============

----------

  *  Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $41,045,259 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $77,116,902 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $36,071,643.

    The accompanying notes are an integral part of the financial statements.

                       Heritage Capital Appreciation Trust
                       Statement of Assets and Liabilities
                                 August 31, 2001


Assets
------
Investments, at market value (identified cost
  $301,004,316) (Note 1)...........................                $342,049,575
Repurchase agreement (identified cost $10,754,000)
  (Note 1).........................................                  10,754,000
Cash...............................................                         274
Receivables:
  Fund shares sold.................................                   2,019,072
  Dividends and interest...........................                      58,065
Deferred state qualification expenses (Note 1).....                      15,807
Prepaid insurance (Note 1).........................                       3,279
                                                                   ------------
     Total assets..................................                 354,900,072

Liabilities
-----------
Payables (Note 4):
  Fund shares redeemed.............................   $1,125,647
Accrued management fee.............................      231,086
Accrued distribution fees..........................      167,893
Accrued shareholder servicing fee (Note 4).........       43,318
Accrued fund accounting fee (Note 4)...............       10,800
Other accrued expenses.............................       76,984
                                                      ----------
     Total liabilities.............................                   1,655,728
                                                                   ------------
Net assets, at market value........................                $353,244,344
                                                                   ============

Net Assets
----------
Net assets consist of:
  Paid-in capital..................................                $327,242,624
  Accumulated net realized loss (Notes 1 and 5)....                 (15,043,539)
  Net unrealized appreciation on investments.......                  41,045,259
                                                                   ------------
Net assets, at market value........................                $353,244,344
                                                                   ============

Class A Shares
--------------
Net asset value and redemption price per share
  ($233,296,946 divided by 9,879,936 shares
  of beneficial interest outstanding, no par value)
  (Notes 1 and 2)..................................                $      23.61
                                                                   ============
Maximum offering price per share (100/95.25 of
  $23.61)..........................................                $      24.79
                                                                   ============

Class B Shares
--------------
Net asset value, offering price and redemption
  price per share ($41,918,113 divided by
  1,865,221 shares of beneficial interest
  outstanding, no par value) (Notes 1 and 2).......                $      22.47
                                                                   ============

Class C Shares
--------------
Net asset value, offering price and redemption
  price per share ($78,029,285 divided by
  3,473,628 shares of beneficial interest
  outstanding, no par value) (Notes 1 and 2).......                $      22.46
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                       Heritage Capital Appreciation Trust
                             Statement of Operations
                       For the Year Ended August 31, 2001



Investment Income
-----------------
Income:
  Dividends .......................................                $  1,320,071
  Interest ........................................                     584,316
                                                                   ------------
     Total income .................................                   1,904,387
Expenses (Notes 1 and 4):
  Management fee ..................................   $2,634,409
  Distribution fee (Class A Shares) ...............      739,585
  Distribution fee (Class B Shares) ...............      422,830
  Distribution fee (Class C Shares) ...............      747,822
  Shareholder servicing fees ......................      228,721
  Professional fees ...............................       65,648
  State qualification expenses ....................       64,954
  Fund accounting fee (Note 4) ....................       59,817
  Reports to shareholders .........................       42,964
  Custodian fee ...................................       32,919
  Federal registration expenses ...................       25,829
  Trustees' fees and expenses .....................       11,687
  Insurance .......................................        6,106
  Other ...........................................        9,697
                                                      ----------
     Total expenses................................                   5,092,988
                                                                   ------------
Net investment loss................................                  (3,188,601)
                                                                   ------------
Realized and Unrealized Loss on Investments
-------------------------------------------
Net realized loss from investment transactions ....                  (8,752,441)
Net unrealized depreciation of investments during
  the year ........................................                 (62,697,168)
                                                                   ------------
     Net loss on investments ......................                 (71,449,609)
                                                                   ------------
Net decrease in net assets resulting from
  operations ......................................                $(74,638,210)
                                                                   ============

                                                                                                       For the Years Ended
                                                                                               -----------------------------------
                                                                                               August 31, 2001     August 31, 2000
                                                                                               ---------------     ---------------
Statements of Changes in Net Assets
-----------------------------------
Increase (decrease) in net assets:
Operations:
  Net investment loss .......................................................................   $ (3,188,601)       $ (2,300,598)
  Net realized gain (loss) from investment transactions .....................................     (8,752,441)         34,957,373
  Net unrealized appreciation (depreciation) of investments during the year .................    (62,697,168)         37,699,767
                                                                                                ------------        ------------
  Net increase (decrease) in net assets resulting from operations ...........................    (74,638,210)         70,356,542
Distributions to shareholders from:
  Net realized gains Class A Shares, ($3.03 and $2.62 per share, respectively) ..............    (23,114,393)        (16,827,988)
  Net realized gains Class B Shares, ($3.03 and $2.62 per share, respectively) ..............     (4,289,771)         (2,297,541)
  Net realized gains Class C Shares, ($3.03 and $2.62 per share, respectively) ..............     (7,328,833)         (4,038,865)
  In excess of net realized gains Class A Shares, ($0.17 per share) .........................     (1,336,933)                 --
  In excess of net realized gains Class B Shares, ($0.17 per share) .........................       (248,120)                 --
  In excess of net realized gains Class C Shares, ($0.17 per share) .........................       (423,898)                 --
Increase in net assets from Fund share transactions (Note 2) ................................    103,314,553          89,744,810
                                                                                                ------------        ------------
Increase (decrease) in net assets ...........................................................     (8,065,605)        136,936,958
Net assets, beginning of year ...............................................................    361,309,949         224,372,991
                                                                                                ------------        ------------
Net assets, end of year .....................................................................   $353,244,344        $361,309,949
                                                                                                ============        ============

    The accompanying notes are an integral part of the financial statements.

                       Heritage Capital Appreciation Trust
                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                             Class A Shares
                                                        ------------------------------------------------------
                                                                         For the Years Ended
                                                                             August 31,
                                                        ------------------------------------------------------
                                                         2001        2000        1999        1998        1997
                                                        -------     ------      ------      ------      ------
Net asset value, beginning of year ...................  $ 32.41     $27.18      $20.34      $18.60      $15.58
                                                        -------     ------      ------      ------      ------
Income from Investment Operations:
Net investment loss ..................................    (0.16)     (0.16)      (0.10)      (0.07)      (0.06)
  Net realized and unrealized gain (loss) on
   investments .......................................    (5.44)      8.01        8.26        3.94        4.85
                                                        -------     ------      ------      ------      ------
  Total from Investment Operations ...................    (5.60)      7.85        8.16        3.87        4.79
                                                        -------     ------      ------      ------      ------
Less Distributions:
  Distributions from net realized gains ..............    (3.03)     (2.62)      (1.32)      (2.13)      (1.77)
  Distributions in excess of net realized gains ......    (0.17)        --          --          --          --
                                                        -------     ------      ------      ------      ------
  Total Distributions ................................    (3.20)     (2.62)      (1.32)      (2.13)      (1.77)
                                                        -------     ------      ------      ------      ------
  Net asset value, end of year .......................  $ 23.61     $32.41      $27.18      $20.34      $18.60
                                                        =======     ======      ======      ======      ======
  Total Return (%) (a) ...............................   (18.48)     29.55       41.18       21.45       33.61
Ratios and Supplemental Data:
  Expenses to average daily net assets (%) ...........     1.22       1.24        1.29        1.41        1.48
  Net investment loss to average daily net assets (%).    (0.68)     (0.55)      (0.45)      (0.34)      (0.30)
  Portfolio turnover rate (%) ........................       28         48          44          25          42
  Net assets, end of year ($ millions) ...............      233        244         169         104          81

                                                                        Class B Shares
                                                        ------------------------------------------
                                                                    For the Years Ended
                                                                        August 31,
                                                        ------------------------------------------
                                                         2001        2000        1999        1998
                                                        -------     ------      ------      ------

Net asset value, beginning of year ...................  $ 31.20     $26.40      $19.91      $19.36
                                                        -------     ------      ------      ------
Income from Investment Operations:
Net investment loss ..................................    (0.29)     (0.29)      (0.19)      (0.06)
  Net realized and unrealized gain (loss) on
   investments .......................................    (5.24)      7.71        8.00        0.61
                                                        -------     ------      ------      ------
  Total from Investment Operations ...................    (5.53)      7.42        7.81        0.55
                                                        -------     ------      ------      ------
Less Distributions:
  Distributions from net realized gains ..............    (3.03)     (2.62)      (1.32)         --
  Distributions in excess of net realized gains ......    (0.17)        --          --          --
                                                        -------     ------      ------      ------
  Total Distributions ................................    (3.20)     (2.62)      (1.32)         --
                                                        -------     ------      ------      ------
  Net asset value, end of year .......................  $ 22.47     $31.20      $26.40      $19.91
                                                        =======     ======      ======      =======
  Total Return (%) (a) ...............................   (19.01)     28.75       40.27        2.84(b)
Ratios and Supplemental Data:
  Expenses to average daily net assets (%) ...........     1.91       1.90        1.92        2.01 (c)
  Net investment loss to average daily net assets (%).    (1.36)     (1.21)      (1.10)      (0.86)(c)
  Portfolio turnover rate (%) ........................       28         48          44          25 (b)
  Net assets, end of year ($ millions) ...............       42         43          20           5


                                                                             Class C Shares
                                                        ------------------------------------------------------
                                                                         For the Years Ended
                                                                             August 31,
                                                        ------------------------------------------------------
                                                         2001        2000        1999        1998        1997
                                                        -------     ------      ------      ------      ------
Net asset value, beginning of year ...................  $ 31.19     $26.39      $19.90      $18.34      $15.46
                                                        -------     ------      ------      ------      ------
Income from Investment Operations:
Net investment loss ..................................    (0.29)     (0.29)      (0.19)      (0.09)      (0.13)
  Net realized and unrealized gain (loss) on
   investments .......................................    (5.24)      7.71        8.00        3.78        4.78
                                                        -------     ------      ------      ------      ------
  Total from Investment Operations ...................    (5.53)      7.42        7.81        3.69        4.65
                                                        -------     ------      ------      ------      ------
Less Distributions:
  Distributions from net realized gains ..............    (3.03)     (2.62)      (1.32)      (2.13)      (1.77)
  Distributions in excess of net realized gains ......    (0.17)        --          --          --          --
                                                        -------     ------      ------      ------      ------
  Total Distributions ................................    (3.20)     (2.62)      (1.32)      (2.13)      (1.77)
                                                        -------     ------      ------      ------      ------
  Net asset value, end of year .......................  $ 22.46     $31.19      $26.39      $19.90      $18.34
                                                        =======     ======      ======      ======      ======
  Total Return (%) (a) ...............................   (19.02)     28.76       40.29       20.72       32.91
Ratios and Supplemental Data:
  Expenses to average daily net assets (%) ...........     1.91       1.90        1.92        2.00        2.04
  Net investment loss to average daily net assets (%).    (1.37)     (1.21)      (1.10)      (0.90)      (0.88)
  Portfolio turnover rate (%) ........................       28         48          44          25          42
  Net assets, end of year ($ millions) ...............       78         74          35          12           3

-------

  + For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.

(a) These returns are calculated without the imposition of eitherfront-end or contingent deferred sales charges.

(b)  Not annualized.

(c)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                       Heritage Capital Appreciation Trust
                          Notes to Financial Statements

Note 1: Significant Accounting Policies. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing primarily in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a maximum sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

          Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

          Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

          Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

          Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.

          State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

          Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

          Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                       Heritage Capital Appreciation Trust
                          Notes to Financial Statements
                                   (continued)
--------------------------------------------------------------------------------
Note 2: Fund Shares. At August 31, 2001, there was an unlimited number of shares of beneficial interest of no par value authorized.


     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended August 31, 2001, were as follows:

                                                Class A Shares               Class B Shares               Class C Shares
                                          --------------------------    ------------------------    -------------------------
                                            Shares         Amount        Shares        Amount        Shares         Amount
                                          ----------    ------------    ---------    -----------    ---------    ------------
          Shares sold ...................  2,677,282    $ 71,388,795      568,997    $14,705,961    1,344,486    $ 34,840,271
          Shares issued on reinvestment
            of distributions ............    879,260      23,631,567      169,223      4,349,707      292,443       7,511,226
          Shares redeemed ............... (1,217,783)    (32,842,740)    (252,868)    (6,479,425)    (531,942)    (13,790,809)
                                          ----------    ------------    ---------    -----------    ---------    ------------
          Net increase ..................  2,338,759    $ 62,177,622      485,352    $12,576,243    1,104,987    $ 28,560,688
                                                        ============                 ===========                 ============
          Shares outstanding:
            Beginning of year ...........  7,541,177                    1,379,869                   2,368,641
                                          ----------                    ---------                   ---------
            End of year .................  9,879,936                    1,865,221                   3,473,628
                                          ==========                    =========                   =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended August 31, 2000, were as follows:

                                                Class A Shares               Class B Shares               Class C Shares
                                          --------------------------    ------------------------    -------------------------
                                            Shares         Amount        Shares        Amount        Shares         Amount
                                          ----------    ------------    ---------    -----------    ---------    ------------
          Shares sold ...................  2,317,913    $ 72,183,080      691,765    $20,522,815    1,248,513    $ 37,264,144
          Shares issued on reinvestment
            of distributions ............    534,810      16,204,747       74,587      2,185,391      134,326       3,934,392
          Shares redeemed ............... (1,532,763)    (47,694,838)    (149,122)    (4,456,054)    (346,912)    (10,398,867)
                                          ----------    ------------    ---------    -----------    ---------    ------------
          Net increase ..................  1,319,960    $ 40,692,989      617,230    $18,252,152    1,035,927    $ 30,799,669
                                                        ============                 ===========                 ============
          Shares outstanding:
            Beginning of year ...........  6,221,217                      762,639                   1,332,714
                                          ----------                    ---------                   ---------
            End of year .................  7,541,177                    1,379,869                   2,368,641
                                          ==========                    =========                   =========

Note 3: Purchases and Sales of Securities. For the fiscal year ended August 31, 2001, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $162,595,967 and $97,771,191, respectively.

Note 4: Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 2, 2001, the Manager agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceeded 1.60% of the Class A average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceeded 2.10% of those classes' average daily net assets for the fiscal year ended August 31, 2001. No fees were waived and no expenses were reimbursed for the fiscal year ended August 31, 2001.

          The Manager entered into an agreement with Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the fiscal year ended August 31, 2001 the subadviser earned $878,055, which was paid by the Manager. Eagle Asset Management, Inc., a wholly owned subsidiary of Raymond James Financial, Inc. remains a subadviser to the Fund. There are no assets currently allocated to Eagle.

          The Manager is also the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $228,721 for Shareholder Servicing fees and $59,817 for Fund Accounting services for the fiscal year ended August 31, 2001.

                       Heritage Capital Appreciation Trust
                          Notes to Financial Statements
                                   (continued)

          Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $65,667 in front-end sales charges and $1,787 in contingent deferred sales charges for Class A Shares, $84,607 in contingent deferred sales charges for Class B Shares and $18,942 in contingent deferred sales charges for Class C Shares for the fiscal year ending August 31, 2001. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

          Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and Class C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

          Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager or its affiliates (collectively referred to as the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5: Federal Income Taxes. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. For the fiscal year ended August 31, 2001, to reflect reclassifications arising from permanent book tax differences attributable to overdistributions and the net operating loss, the Fund credited accumulated net investment loss $3,188,601 and charged accumulated net realized loss and paid in capital $1,074,034 and $2,114,567, respectively. In addition, from November 1, 2000 to August 31, 2001, the Fund incurred $14,949,496 of net realized capital losses which will be deferred and treated as arising on September 1, 2001 in accordance with regulations under the Internal Revenue Code.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Trustees and Shareholders of

  Heritage Capital Appreciation Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
October 5, 2001

--------------------------------------------------------------------------------
                         2001 Federal Income Tax Notice
                                   (unaudited)
--------------------------------------------------------------------------------

During the fiscal year ended August 31, 2001, the Fund paid to shareholders $19,539,626 or $1.70 per share from long-term capital gains.

Heritage Family of Funds/TM/

The Intelligent Creation of Wealth

Heritage Money Market Funds
Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds
High Yield
Intermediate Government

Heritage Equity Funds
Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.


(C)2001 Heritage Asset Management, Inc.

28M
AR5331 CA   10/01


[HERITAGE LOGO]     Heritage Capital Appreciation Trust
                    P.O. Box 33022
                    St. Petersburg, FL  33733
                    www.heritagefunds.com . 800-421-4184
--------------------------------------------------------------------------------

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